UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2005

                              BODISEN BIOTECH, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                       333-99101                98-0381367
 (State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

 North Part of Xinquia Road, Yang Ling
 Agricultural High-Tech Industries
 Demonstration Zone, Yang Ling, People's
 Republic of China                                                  712100
(Address of principal executive offices)                          (Zip Code)

                                 86-29-87074957
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     Pursuant to Item 2.02 of Form 8-K, the information contained in Item 9.01(c) and this Item 2.02 is furnished to, but not filed with, the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

     On November 3, 2005, Bodisen Biotech, Inc. (the "Company") will issue a press release announcing its financial results for the third quarter ended September 30, 2005. A copy of the press release is furnished herewith as Exhibit
99.1 and is incorporated herein by reference.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


     On October 31, 2005, Shuiwang Wei, the Company's Chief Financial Officer, informed the Company that he would step down as the Company's Chief Financial Officer effective as of October 31, 2005. Mr. Wei stated he is leaving the Company for personal reasons and without conflict or disagreement.

     On November 1, 2005, the Company promoted Yiliang Lai to the position of Chief Financial Officer. Mr. Lai, age 40, joined Bodisen as a financial controller in March 2005. Mr. Lai is a Certified Public Accountant in China as well as a Certified Auditor. Mr. Lai has extensive experience in accounting and auditing matters. He started his career as an accountant in 1986 for China Shipping, a Chinese government owned shipping conglomerate. In 1999, Mr. Lai joined the CPA firm ShenZhen CaiXin as an auditor. During his three years as an auditor, he participated in and led many accounting and audit projects. In 2001, Mr. Lai joined Shaanxi Kaida Limited, a Chinese domestic investment firm as head of accounting. In 2002, he joined Xi'an Hongsheng Biotech as Chief Financial Officer. Mr. Lai has a Bachelor's degree in accounting.

Item 8.01   Other Events.

     On November 3, 2005, the Company will issue a press release regarding earnings guidance for fiscal year 2005. A copy of this guidance is included in the press release attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits
        Exhibit 99.1 Press Release, dated November 3, 2005

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   BODISEN BIOTECH, INC.


                                                   /S/ Qiong Wang
Date:  November 3, 2005                            -----------
                                                   Qiong Wang,
                                                   Chief Executive Officer


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


                                  EXHIBIT INDEX

Exhibit Number       Description                                                       Method of Filing
--------------       ---------------------------------------------------------         ------------------------------
99.1                 Press Release dated November 3, 2005 captioned " Bodisen          Filed herewith as Exhibit 99.1
                     Biotech Announces 3rd Quarter Earnings of $0.22 per Share,
                     94% Increase in Revenue and 80% Increase in Net Income
                     Before a one time financing related accounting charge of
                     $0.03 per share"
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